Exhibit 99.3

/s/ David W. Knickel	May 14, 2010

** Signature of Reporting Person

Hicks, Muse, Tate & Furst Equity Fund III, L.P.
By: HM3/GP Partners, L.P., its general partner

By: Hicks, Muse GP Partners III, L.P., its general partner

By: Hicks, Muse Fund III Incorporated, its general partner

By: David W. Knickel, Vice President

Date

/s/ David W. Knickel	May 14, 2010

** Signature of Reporting Person

HM3 Coinvestors, L.P.

By: Hicks, Muse GP Partners III, L.P., its general partner

By: Hicks, Muse Fund III Incorporated, its general partner

By: David W. Knickel, Vice President

Date

/s/ David W. Knickel	May 14, 2010

** Signature of Reporting Person

HMTF Equity Fund IV (1999), L.P.

By: HM4/GP (1999) Partners, L.P., its general partner

By: Hicks, Muse GP (1999) Partners IV, L.P., its general partner

By: Hicks, Muse (1999) Fund IV, LLC, its general partner

By: David W. Knickel, Vice President

Date

/s/ David W. Knickel	May 14, 2010

** Signature of Reporting Person

HMTF Private Equity Fund IV (1999), L.P.

By: HM4/GP (1999) Partners, L.P., its general partner

By: Hicks, Muse GP (1999) Partners IV, L.P., its general partner

By: Hicks, Muse (1999) Fund IV, LLC, its general partner

By: David W. Knickel, Vice President

Date

/s/ David W. Knickel	May 14, 2010

** Signature of Reporting Person

HM 4-SBS (1999) Coinvestors, L.P.

By: Hicks, Muse GP (1999) Partners IV, L.P., its general partner

By: Hicks, Muse (1999) Fund IV, LLC, its general partner

By: David W. Knickel, Vice President

Date

/s/ David W. Knickel	May 14, 2010

** Signature of Reporting Person

HM 4-EQ (1999) Coinvestors, L.P.

By: Hicks, Muse GP (1999) Partners IV, L.P., its general partner

By: Hicks, Muse (1999) Fund IV, LLC, its general partner

By: David W. Knickel, Vice President

Date

/s/ David W. Knickel	May 14, 2010

** Signature of Reporting Person

Hicks, Muse, PG-IV (1999), C.V.

By: HM Equity Fund IV/GP Partners (1999), C.V., its general partner

By: HM GP Partners IV Cayman, L.P., its general partner

By: HM Fund IV Cayman, LLC, its general partner

By: David W. Knickel, Vice President

Date

/s/ David W. Knickel	May 14, 2010
** Signature of Reporting Person Hicks, Muse Fund III Incorporated By: David W. Knickel, Vice President	Date

/s/ David W. Knickel	May 14, 2010
** Signature of Reporting Person Hicks, Muse (1999) Fund IV, LLC By: David W. Knickel, Vice President	Date

/s/ David W. Knickel	May 14, 2010
** Signature of Reporting Person HM Fund IV Cayman, LLC By: David W. Knickel, Vice President	Date

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